Subsequent Events	9 Months Ended
Sep. 30, 2018
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

a.
In November 2018, the Company completed an $84.7 million sale-leaseback financing transaction relating to four of the Company's vessels including two Aframax tankers, one Suezmax tanker and one LR2 product tanker. Each vessel is leased on a bareboat charter with terms ranging from 10 to 12 years, with fixed daily rates on the charters ranging between $5,000 and $7,800, and with purchase options for all four vessels throughout the remaining lease term beginning in October 2021. The Company also has options to purchase each vessel upon maturity of the bareboat charters. Proceeds from the sale-leaseback transaction were used to refinance one of the Company's corporate revolvers, which had an outstanding balance of $47.6 million as at September 30, 2018 and was scheduled to mature in November 2018, and to prepay a portion of the Company's 2016 Debt Facility.

b.
In November 2018, the Company entered into a working capital loan facility agreement which provides available aggregate borrowings of up to $40.0 million and is expected to increase the Company's liquidity by approximately $20.0 million.